UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2023

ALPINE IMMUNE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37449	20-8969493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
188 East Blaine Street, Suite 200
Seattle, Washington 98102
(Address of principal executive offices, including zip code)
(206) 788-4545
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 24, 2023, in connection with the recent effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the bylaws of Alpine Immune Sciences, Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other changes, the amendments effected by the Amended and Restated Bylaws:

•Update the Company’s advance notice procedures for stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including by:

◦Requiring that if the date of the annual meeting for the current year has changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, any notice of a stockholder nomination for director or submission of stockholder proposals (other than proposals submitted under Rule 14a-8 of the Exchange Act) must be submitted no earlier than 8:00 a.m., Eastern time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., Eastern time, on the later of (1) the 90th day prior to the date of the annual meeting and (2) if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company (Section 2.4(a)(ii));

◦Limiting the number of director candidates a stockholder may nominate for election at an annual meeting to the number of directors to be elected at such meeting (Section 2.4(a)(ii));

◦Updating the definition of “public disclosure” (now “public announcement”) to include any means reasonably designed to inform the public or stockholders, including posting on the Company’s investor relations website (Section 2.4(a)(ii));

◦Updating the information required to be included in the notice, if it pertains to the nomination of directors, to include (with respect to each director candidate) among other items: (1) the director candidate’s name, age, business address, residence address and principal occupation or employment; (2) the class and number of shares of the Company that are held of record or are beneficially owned by the director candidate and any (a) Derivative Instruments (as defined in the Amended and Restated Bylaws) held or beneficially owned by such director candidate, including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument and (b) other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of them with respect to the Company’s securities; (3) all information relating to the director candidate that is required to be disclosed in connection with solicitations of proxies for the contested election of directors, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act; (4) the director candidate’s written consent (x) to be named as a nominee of the stockholder giving notice, (y) to be named in the Company’s form of proxy pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”) and (z) to serve as a director of the Company if elected; (5) any Third-Party Compensation Arrangement (as defined in the Amended and Restated Bylaws); and (6) a description of any other material relationships between the director candidate and the director candidate’s affiliates and associates and the stockholder giving notice, including all information that would be required by Item 404 under Regulation S-K if the stockholder giving notice, any beneficial owner on whose behalf the nomination is made, and their respective affiliates and associates were the “registrant” for purposes of such rule and the director candidate was a director or executive officer of such registrant (Section 2.4(a)(iii)(1));

◦Updating the information required to be included in the notice, if it pertains to any business other than the nomination of directors that the stockholder proposes to bring before the annual meeting, to include, among other items: (1) a brief description of the business desired to be brought before the annual meeting; (2) the text of the proposal or business (including any resolutions or proposed amendment to the bylaws); (3) the reasons for conducting such business at the annual meeting; (4) any material interest in such business of such stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates and associates, or others acting in concert with them; (5) any material interest in such business of such stockholder, beneficial owner, affiliates and associates or others acting in concert with them; and (6) all agreements, arrangements and understandings between such stockholder, beneficial owner, affiliates, associates or others acting in concert with them, and any other persons (including their names) in connection with the proposal (Section 2.4(a)(iii)(2));

◦Updating the information required to be included in the notice to include with respect to the stockholder giving the notice, any beneficial owner on whose behalf the nomination or proposal is made, the respective affiliates and associates of such stockholder or beneficial owner and any person, controlling directly or indirectly, or acting in concert with, such stockholder or beneficial owner: (1) name and address of each such individual or entity; (2) the number of shares of stock of the Company that are, directly or indirectly, held of record or are beneficially owned by each such individual or entity; (3) any agreement, arrangement or understanding between any such individual or entity and any other person or persons that has been made in connection with the proposal of such nomination; (4) any agreement, arrangement or understanding that has been made, including any Derivative Instrument the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, any such individual or entity with respect to the Company’s securities; (5) any proxy, contract, arrangement, understanding or relationship pursuant to which any such individual or entity has a right to vote any shares of any Company security; (6) any rights to dividends on the Company’s securities owned beneficially by any such individual or entity that are separated or separable from the underlying security; (7) any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any such individual or entity is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership; (8) any performance-related fees that any such individual or entity is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments; (9) any significant equity interests or any Derivative Instruments in any principal competitor of the Company that are held by any such individual or entity; (10) any direct or indirect interest of any such individual or entity in any contract with the Company, any affiliate of the Company or any principal competitor of the Company; (11) any material pending or threatened legal proceeding in which any such individual or entity is a party or material participant involving the Company or any of its officers, directors or affiliates; (12) any material relationship between any such individual or entity and the Company or any of its officers, directors or affiliates; (13) representations and undertakings as to: (a) whether the applicable stockholder is a holder of record of the Company as of the date of submission of the notice and whether such stockholder intends to appear at the meeting in person or by proxy and (b) whether any such individual or entity intends to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19 or otherwise solicit proxies in support of such nomination or proposal; (14) any other information relating to any such individual or entity or proposed director candidate that would be required to be disclosed in a proxy statement or other filing to be made in connection with the solicitation of proxies in support of such director candidate pursuant to Section 14 of the Exchange Act; and (15) such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action (Section 2.4(a)(iii)(3));

◦Requiring that any stockholder submitting a director nomination notice must provide the Company with reasonable evidence that the stockholder has satisfied Rule 14a-19 no later than five business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof (Section 2.4(a)(iv));

◦Clarifying that if a stockholder fails to comply with all of the requirements of Rule 14a-19, then its director nominees will be ineligible for election at the meeting (Section 2.4(a)(iv)); and

◦Requiring that any director nominee submitted by a stockholder provide to the Secretary: (1) a signed and completed written questionnaire containing information regarding such nominee’s background and qualifications and such other information as may be reasonably required by the Company to determine the eligibility of the nominee to serve as an independent director of the Company; (2) a written representation and undertaking that such nominee is not and will not become a party to any voting agreement, arrangement, assurance or understanding; (3) a written representation and undertaking that such nominee is not and will not become a party to any Third-Party Compensation Arrangement (as defined in the Amended and Restated Bylaws); (4) a written representation and undertaking that, if elected, such nominee would be in compliance with and will continue to comply with the Company’s corporate governance guidelines and conflict of interest, confidentiality, stock ownership and trading guidelines and other policies and guidelines applicable to directors during such person’s term in office as director; and (5) a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board. (Section 2.4(c)(i))

•Modify the provisions relating to stockholder meeting adjournment procedures and the list of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the DGCL. (Sections 2.8, 2.9 and 2.12)

•Remove the requirement that a complete list of stockholders entitled to vote at each meeting of stockholders be kept available at the time and place of the meeting or on a reasonably accessible electronic network for in person stockholder meetings and virtual stockholder meetings, respectively. (Section 2.14)

•Remove the inspection provisions in Article VI of the prior bylaws in reliance on the default inspection provisions of the DGCL.

•Remove the notice by electronic transmission provisions in Article VIII of the prior bylaws in reliance on the default provisions of the DGCL.

•Revise the provisions related to indemnification of directors and officers to require that they relate to Proceedings (as defined in the Amended and Restated Bylaws) in which the person involved acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. (Section 7.1)

•Clarify that the right to the prepayment of expenses for the defense of any Proceeding shall not apply to any Proceeding for which indemnity is excluded pursuant to the Amended and Restated Bylaws, but does apply to any Proceeding referenced in Section 7.4(ii) or 7.4(iii) of the Amended and Restated Bylaws prior to a determination that the person is not entitled to indemnification. (Section 7.3)

•Revise the indemnification provisions to explicitly exclude payment in connection with any Proceeding or part of a Proceeding: (1) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid; (2) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions, if such person is held liable therefor; (3) for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under the Exchange Act; (4) initiated by such person, including any Proceeding initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless authorized by the Board prior to its initiation or otherwise provided or allowed by applicable law; or (5) if prohibited by applicable law. (Section 7.4)

•Amend the forum selection provision to confirm the Court of Chancery of the State of Delaware as the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company; (2) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer, employee or agent of the Company to the Company or the Company’s stockholders; (3) any action asserting a claim arising pursuant to any provision of the DGCL, the Company’s certificate of incorporation, or the Amended and Restated Bylaws; or (4) any action asserting a claim that is governed by the internal affairs doctrine. (Article VIII); and

•Make other updates, including ministerial, clarifying and conforming changes, as well as additional changes to reflect recent amendments to the DGCL.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Alpine Immune Sciences, Inc. (as amended on January 24, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2023	ALPINE IMMUNE SCIENCES, INC.

	By:	/s/ Paul Rickey
	Name:	Paul Rickey
	Title:	Senior Vice President and Chief Financial Officer